Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

Against a backdrop of declining interest rates, low inflation, and economic prosperity, municipal bonds rallied during the six months ended October 31, 2000. Municipal securities also benefited from the increased volatility in the stock market, leading investors to seek the relative calm of fixed-income securities -- as well as the diversification advantages these securities provide. Heightened demand combined with a low supply of new tax-free securities coming to market helped to push municipal bonds prices higher. Your fund has been positioned for an eventual turnaround in the fixed-income markets for some time. We have extended the portfolio's duration and invested in selected bonds with the potential for credit upgrades at the lower end of the investment-grade spectrum, with positive results.

Total return for 6 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                6.36%               5.91%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 7.

* MUNICIPAL BOND MARKET REWARDS PATIENCE

This year, investors were reminded of one of the basic principles of investing. When the financial markets turn around, they move so fast that if investors aren't already positioned in the recovering sector, they will be too late to benefit. When the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds suddenly were the place to be. Even though the Federal Reserve Board was absorbed in raising interest rates during the first half of the year, the municipal bond market began to anticipate the beginning of a slowdown in the economy and delivered better performance to investors who had maintained their positions.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          29.7%

Utilities            15.3%

Transportation       14.8%

Housing               8.3%

Education             8.0%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


For most of the past six months, we have begun to see positive total returns as interest rates in the municipal market have fallen. In tandem with declining interest rates and strong demand for high quality, liquid bonds, the AAA sector of the municipal market has benefited the most. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). With 42% of its total net assets invested in AAA-rated or insured New York municipal bonds on October 31, 2000, your fund benefited from this trend.

As investors have moved into the highest-quality municipal bonds, the prices of lower-rated bonds have lagged. While your fund invests only in investment-grade bonds, we do scour the lower end of the investment-grade spectrum for attractively priced municipal bonds with strong income and price appreciation potential. In recent years in the New York municipal bond market, it has been difficult to carry out this strategy. As New York's credit quality has steadily improved, so too has the credit quality of the outstanding municipal bonds issued by agencies backed by the general credit and the taxing power of the state or its local governments -- thereby effectively reducing the number of bonds with lower investment-grade quality.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 38.2%

AA/Aa -- 7.2%

A -- 36.6%

BBB/Baa -- 18.0%

Footnote reads:
*As a percentage of market value as of 10/31/00. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund's recent purchase of bonds issued by Bard College, a liberal arts undergraduate college located on the banks of the Hudson River, exemplifies this strategy. These bonds, while currently unrated by the major rating agencies, have been assigned an internal rating of A3 by Putnam's analysts and carry a 5 3/4% coupon. While this holding was viewed favorably at the end of the period, it is subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

* SOUND STATE ECONOMY, POLITICAL LEADERSHIP GENERATES HISTORIC BUDGET SURPLUS; SUPPLY DECLINE

Like much of the nation, the Empire State is enjoying strong economic growth, which in turn is producing sizable budget surpluses. In fact, New York City just recorded 20 consecutive years of operating surpluses, despite a heavy debt burden. The size of the surplus for fiscal 2000 was larger than any time in recorded history. Most certainly, Wall Street's continued profitability is a significant factor in this positive state of affairs.

Governor Pataki and the New York state legislature approved the Debt Reform Act of 2000 with broad bipartisan effort. The passage of this bill, which places restrictions on Albany's ability to issue new debt, boosts the state's political credibility, because it preserves the status quo debt burden level and minimizes the risk of any increase in the state's debt. On another front, the state's political governance of Nassau County's fiscal crisis highlights the capabilities of New York's executive and legislative leadership to work together effectively.

Given these positive developments, both New York City and New York state bonds received favorable reviews from the rating agencies. Moody's and Standard & Poor's recently upgraded New York City from A3 and A- to A2 and A, respectively. Moody's also changed its outlook for New York State from stable to positive -- a step that typically presages a credit upgrade. These credit developments have, in turn, had a positive impact on the prices of bonds held in your portfolio.

In contrast to 1999, the level of new issuance in New York has been quite light this year. Higher interest rates, particularly in the first half of 2000, effectively curtail the number of refinancings by municipalities. (Much like homeowners, state and local governments will replace bonds paying high interest rates with bonds paying lower interest rates to reduce the cost of their debt burden in a low interest-rate environment.) However, the distribution of proceeds from the tobacco industry's settlement has begotten a whole new class of municipal securities that allow counties to securitize their prospective receipts. These "tobacco bonds" have received investment-grade ratings from the major rating agencies that are typically AA, predicated in large part of the future growth of demand for cigarettes. We are not comfortable with the outlook for this sector going forward and have chosen not to participate in this unusual offering.

* MORE FAVORABLE INTEREST-RATE SCENARIO ANTICIPATED

The Fed did not raise interest rates in October or November, and the odds are very good that it will move to a neutral bias if the equity markets remain volatile. There are signs that the economy is slowing a bit and its hoped-for soft landing is becoming more of a reality. This is welcome news for your fund's leveraging strategy. (In leveraging, the fund issues and sells preferred shares to institutional investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds.) As short-term interest rates rose earlier this year, some 50 basis points, the cost of the fund's preferred shares rose by half a percent. With approximately 21% of the fund leveraged through its preferred shares, the increase was not insignificant. Overall, the decline in interest rates over the past few months has eased this pressure somewhat, and leveraging remains a profitable strategy for the fund.

As the negative cash flow out of municipal bond funds dwindles, a consequence of improving performance, the investments in your fund are well positioned to reap the benefits of rising prices and narrowing credit spreads in one of the nation's largest and most dynamic municipal bond marketplaces.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
December 20, 2000


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                                Lehman Bros.
                                               Municipal Bond      Consumer
(common shares)           NAV     Market price     Index         price index
-------------------------------------------------------------------------------
6 months                 6.36%       5.91%          5.72%          1.52%
-------------------------------------------------------------------------------
1 year                   9.01        4.66           8.51           3.45
-------------------------------------------------------------------------------
5 years                 28.41       22.37          32.05          13.14
Annual average           5.13        4.12           5.72           2.50
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)        56.76       36.38          62.60          22.46
Annual average           5.83        3.99           6.33           2.59
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/00

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income                                                    $0.405
-------------------------------------------------------------------------------
Capital gains1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.405
-------------------------------------------------------------------------------
Preferred shares                                  Series A (200 shares)
-------------------------------------------------------------------------------
Income                                                 $1,072.05
-------------------------------------------------------------------------------
Capital gains1                                                --
-------------------------------------------------------------------------------
  Total                                                $1,072.05
-------------------------------------------------------------------------------
Share value (common shares)                        NAV         Market price
-------------------------------------------------------------------------------
4/30/00                                          $12.81          $12.000
-------------------------------------------------------------------------------
10/31/00                                          13.20           12.313
-------------------------------------------------------------------------------
Current return (common shares)
-------------------------------------------------------------------------------
Current
dividend
rate2                                              6.14%           6.58%
-------------------------------------------------------------------------------
Taxable
equivalent3                                       11.37           12.19
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 46.02% combined federal, state, and city tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/00(most recent calendar quarter)

(common shares)                                NAV       Market price
-------------------------------------------------------------------------------
6 months                                      4.28%         11.99%
-------------------------------------------------------------------------------
1 year                                        6.38           7.84
-------------------------------------------------------------------------------
5 years                                      28.97          25.08
Annual average                                5.22           4.58
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                             55.10          41.16
Annual average                                5.76           4.49
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds

MUNICIPAL BONDS AND NOTES (97.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (88.6%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Baird College Civic Fac.), 5 3/4s, 8/1/30                            A3          $     987,500
            835,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                    (Eddygate Park Apts.), 9s, 6/1/06                                     BBB+/P            847,525
          1,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-                930,000
            500,000 Metropolitan Trans. Auth. Svcs. Contract Fac. Rev.
                    Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                           A                 525,000
          1,000,000 Niagara Falls NY City School Dist. COP, 5 7/8s,
                    6/15/19                                                               Baa             1,002,500
                    NY City, G.O. Bonds
          1,385,000 Ser. A, 8s, 8/15/19 Prerefunded                                       AAA             1,444,555
            235,000 Ser. B, 6 3/4s, 10/1/17                                               A-                248,513
            500,000 Ser. I, 6 1/4s, 4/15/17                                               A                 528,125
             25,000 Ser. I, 6 1/4s, 4/15/17 Prerefunded                                   A-                 27,469
             65,000 Ser. D, 6s, 2/15/25                                                   A                  66,219
             50,000 Ser. D, 6s, 2/15/25 Prerefunded                                       A-                 53,250
          1,000,000 Ser. F, 5 7/8s, 8/1/24                                                A               1,012,500
          1,155,000 Ser. F, 5 3/4s, 2/1/19                                                A               1,166,550
          2,000,000 NY City, G.O. Bonds IFB, AMBAC, 7.57s,
                    9/1/11 (SEG)                                                          Aaa             2,145,000
          1,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Terminal One Group), 6s, 1/1/15                                      A               1,018,750
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (American Airlines, Inc.)
          1,525,000 6.9s, 8/1/24                                                          Baa             1,578,375
          1,500,000 5.4s, 7/1/20                                                          Baa             1,342,500
          1,500,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. A, FGIC, 4 3/4s, 6/15/31                                         Aaa             1,282,500
                    NY State Dorm. Auth. Rev. Bonds
          1,500,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         A               1,818,750
          1,000,000 (Mnt. Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                            BBB+            1,036,250
          2,000,000 (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                    A               2,005,000
          1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25                                      Baa1            1,451,250
          1,190,000 (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17                  A               1,148,350
          2,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac. Rev.
                    Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                    7 1/2s, 1/1/26                                                        A               2,019,820
          1,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Niagra Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa             1,097,500
          1,600,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund), Ser. A, 7 1/2s,
                    6/15/12                                                               AAA             1,636,800
          2,000,000 NY State Hsg. Fin. Agcy. Svcs. Contract Oblig. Rev.
                    Bonds, Ser. A, 5 7/8s, 9/15/14                                        A               2,040,000
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            360,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      A                 378,000
            940,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18
                    Prerefunded                                                           A                 992,875
          1,720,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32                                                        Aa2             1,786,650
             80,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32 Prerefunded                                            Aa2                84,700
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                    FHA, 6.6s, 2/15/31                                                    AAA             1,917,000
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    FHA Insd., 6 3/8s, 8/15/29                                            AAA             1,869,750
          1,075,000 NY State Urban Dev. Corp. Rev. Bonds,
                    7 1/2s, 4/1/20                                                        Aaa             1,110,344
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24                           Aaa             1,007,500
          1,400,000 Port Auth. NY & NJ Cons. Rev. IFB, 8.988s,
                    8/1/26 (acquired 7/19/93, cost 1,687,700) (RES)                       AA-             1,471,204
          1,000,000 Port Auth. NY & NJ 144A FRB, Ser. N18,
                    8 3/4s, 12/1/17                                                       Aaa             1,112,500
                                                                                                      -------------
                                                                                                         42,191,074

Puerto Rico (8.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 PR Elec. Pwr. Auth. IFB, FSA, 7.589s, 7/1/23                          Aaa             1,618,125
            982,322 PR Hsg. Fin. Corp. Rev. Bonds (Bayamon
                    Hsg. Dev.), FHA Insd., 7 1/2s, 7/1/21                                 BBB+/P          1,086,694
          1,365,000 PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev.
                    Bonds, Ser. L, 6 7/8s, 7/1/21                                         Aaa             1,445,194
                                                                                                      -------------
                                                                                                          4,150,013
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $46,333,514) (b)                                          $  46,341,087
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $47,601,867.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $46,406,803, resulting in gross unrealized appreciation and depreciation of $1,095,291 and $1,161,007, respectively, or net unrealized depreciation of $65,716.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000 was $1,471,204 or 3.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

      The rates shown on FRB and IFB are the current interest rates shown at October 31, 2000 which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at October 31, 2000 (as a percentage of net assets):

          Health care           29.7%
          Education             15.3
          Transportation        14.8

      The fund had the following insurance concentration greater than 10% at October 31, 2000 (as a percentage of net assets):

          FHA Insd.             10.5%


------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000 (Unaudited)
                                      Aggregate Face  Expiration   Unrealized
                       Total Value         Value         Date     Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)                  $4,679,438      $4,658,534      Dec-00       $20,904
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $46,333,514) (Note 1)                                          $46,341,087
-------------------------------------------------------------------------------------------
Cash                                                                                797,645
-------------------------------------------------------------------------------------------
Interest receivable                                                                 792,423
-------------------------------------------------------------------------------------------
Total assets                                                                     47,931,155

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         16,156
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               192,154
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         82,141
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,967
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,263
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               21,607
-------------------------------------------------------------------------------------------
Total liabilities                                                                   329,288
-------------------------------------------------------------------------------------------
Net assets                                                                      $47,601,867

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed  preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                      $10,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          39,510,376
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (101,542)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,835,444)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           28,477
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding       $47,601,867

Net assets available to:
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $10,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       13,479
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $10,013,479
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $37,588,388
-------------------------------------------------------------------------------------------
Net asset value per common share
($37,588,388 divided by 2,847,092 shares)                                            $13.20
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2000 (Unaudited)
Tax exempt interest income:                                                      $1,465,905
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    168,886
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       21,490
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     8,692
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,886
-------------------------------------------------------------------------------------------
Auditing                                                                             25,803
-------------------------------------------------------------------------------------------
Exchange listing fees                                                                16,250
-------------------------------------------------------------------------------------------
Other                                                                                23,221
-------------------------------------------------------------------------------------------
Total expenses                                                                      266,228
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (19,500)
-------------------------------------------------------------------------------------------
Net expenses                                                                        246,728
-------------------------------------------------------------------------------------------
Net investment income                                                             1,219,177
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (199,620)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     387,159
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               1,058,675
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,246,214
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $2,465,391
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 1,219,177      $ 2,560,667
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   187,539         (521,122)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               1,058,675       (2,879,218)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         2,465,391         (839,673)
--------------------------------------------------------------------------------------------------

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                               (214,409)        (322,116)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$13,479 and $24,986, respectively)                                      2,250,982       (1,161,789)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,152,978)      (2,305,712)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,098,004       (3,467,501)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    46,503,863       49,971,364
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net investment
income of $101,542 and $46,668, respectively)                         $47,601,867      $46,503,863
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                2,847,092        2,847,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                             200              200
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            October 31
operating performance               (Unaudited)                        Year ended April 30
--------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period  (common shares)               $12.81       $14.03       $13.96       $13.49       $13.54       $13.50
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                    .43          .90          .91          .95          .95          .98
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .44        (1.19)         .08          .45         (.07)         .07
--------------------------------------------------------------------------------------------------------------
Total from investment operations         .87         (.29)         .99         1.40          .88         1.05
--------------------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------------------
Net investment income:
--------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.07)        (.12)        (.11)        (.12)        (.12)        (.13)
--------------------------------------------------------------------------------------------------------------
To common shareholders                  (.41)        (.81)        (.81)        (.81)        (.81)        (.88)
--------------------------------------------------------------------------------------------------------------
Total distributions                     (.48)        (.93)        (.92)        (.93)        (.93)       (1.01)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.20       $12.81       $14.03       $13.96       $13.49       $13.54
--------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.313      $12.000      $13.875      $13.625      $12.875      $13.000
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(a)             5.91*       (7.75)        7.82        12.12         5.34         1.78
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $47,602      $46,504      $49,971      $49,766      $48,434      $48,583
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .72*        1.44         1.32         1.31         1.44         1.34
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            2.74*        5.96         5.66         5.90         6.10         6.19
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             9.80*        3.32        24.04        18.22        49.71        84.87
--------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2000, the fund had a capital loss carryover of approximately $1,689,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $765,000    April 30, 2004
       492,000    April 30, 2005
       432,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was 4.1%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 2000, fund expenses were reduced by $19,500 under expense offset arrangements with PFTC and brokerage service arrangements (only if applicable to your fund). Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $405 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,519,040 and $5,638,690, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2000, no such restrictions have been placed on the fund.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                          Common Shares
                                                          Votes
                               Votes for                 withheld

Jameson Adkins Baxter          2,587,384                  19,987
Hans H. Estin                  2,587,034                  20,337
Ronald J. Jackson              2,587,384                  19,987
Paul L. Joskow                 2,587,384                  19,987
Elizabeth T. Kennan            2,587,384                  19,987
Lawrence J. Lasser             2,587,384                  19,987
John H. Mullin III             2,587,384                  19,987
George Putnam, III             2,587,384                  19,987
A.J.C. Smith                   2,587,384                  19,987
W. Thomas Stephens             2,587,384                  19,987
W. Nicholas Thorndike          2,587,384                  19,987

                                        Preferred Shares

                                                          Votes
                               Votes for                 withheld

J.A. Hill                            200                       0
R.E. Patterson                       200                       0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 2,583,487 votes for, and 6,392 votes against, with 17,492 abstentions.

All tabulations are rounded to nearest whole number.


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New features will be added to the site regularly. So be sure to bookmark
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FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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